UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________________

FORM 8-K

______________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 28, 2009	000-51068
Date of Report (Date of earliest event reported)	Commission File Number

YUKON GOLD CORPORATION, INC.
(Exact name of registrant as specified in its charter)

Delaware	52-2243048
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

139 Grand River St N
PO Box 510
Paris, ON N3L 3T6
(Address of Principal Executive Offices) (Zip Code)

(210) 355-3233
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 8.01 OTHER EVENTS

On August 28, 2009 Yukon Gold Corporation, Inc. (the "Company") was notified that the Toronto Stock Exchange (the "TSX") will de-list the Company’s common shares effective at the close of market on September 25, 2009 for failure to meet the continued listing requirements of the TSX. The Company will appeal the decision. The Company’s common shares also trade on the Over-the-Counter Bulletin Board in the United States.

Effective immediately, the Company’s mailing address is:

139 Grand River St. N
PO Box 510
Paris, ON N3L 3T6

SECTION 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(a)         Financial Statements of Business Acquired.

Not applicable.

(b)         Pro Forma Financial Information.

Not applicable.

(c)         Shell Company Transaction.

Not applicable.

(d)         Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUKON GOLD CORPORATION, INC.

Date: August 28, 2009	By: /s/ Kathy Chapman
Name: Kathy Chapman
Title: Chief Administrative Officer